                                                                      EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions 'Financial Highlights' and 'General Information -- Counsel and Auditors' and to the use of our report dated December 8, 1995, in this Registration Statement (Form N-1A No. 33-92982) of Winthrop Opportunity Funds.

                                         ERNST & YOUNG LLP

New York, New York
February 23, 1996